JPMORGAN TRUST I

J.P. Morgan Funds

JPMorgan Alternative Strategies Fund

JPMORGAN TRUST II

J.P. Morgan U.S. Equity Funds

JPMorgan Equity Index Fund

J.P. Morgan Investor Funds

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

(each, a “Fund” and collectively the “Funds”)

(All Share Classes)

Supplement dated September 15, 2014

to the Prospectuses dated November 1, 2013, as supplemented

Upcoming Portfolio Manager Changes. Dr. Bala Iyer will be retiring from J.P. Morgan Investment Management Inc. (“JPMIM”) on October 31, 2014. Dr. Iyer will continue to serve on the portfolio management team for each of the Funds until his retirement. Nicholas D’Eramo will join the portfolio management team for the JPMorgan Equity Index Fund effective November 1, 2014. Mr. D’Eramo is a member of the Columbus Investment Team. An employee of JPMIM or one of its predecessors since 1999, he has also been responsible for trading strategies and trade implementation, as well as performance and process analytics, for the Columbus Investment Team.

JPMorgan Alternative Strategies Fund

Effective November 1, 2014, the portfolio manager information for the JPMorgan Alternative Strategies Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” and the first paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” will be deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Ove Fladberg	2010	Executive Director
Michael Loeffler	2010	Executive Director
Luying Wei	2013	Executive Director
Nicholas W. D’Eramo	2012	Vice President

The Portfolio Managers

The portfolio management team is responsible for the day-today management of the Fund with an overall allocation structure approved by the adviser’s asset allocation committee. The portfolio management team for the Fund is comprised of Ove Fladberg, Executive Director, Michael Loeffler, Executive Director and CFA charterholder, Luying Wei, Executive Director and CFA charterholder, and Nicholas D’Eramo, Vice President. Mr. Fladberg is responsible for the strategic and tactical research of various asset allocation products for JPMIM. An employee of JPMIM or one of its predecessors since 2003, Mr. Fladberg is a member of the Asset Allocation Committee and works on asset allocation optimization, portfolio analytics and asset allocation research for the Fund. Mr. Loeffler has been an employee of JPMIM or one of its predecessors since 1999 and is also a member of the Columbus Investment Team. He manages index products and is responsible for cash management, trading strategies, trade

SUP-PM-914

implementation and corporate action analysis. Luying Wei has been an employee of JPMIM or its predecessors since 2003. She is responsible for on-going research related to fixed income, equity and alternative asset class investments for the Fund in addition to implementing tactical investment options. Mr. D’Eramo is a member of the Columbus Investment Team. An employee of JPMIM or one of its predecessors since 1999, he is responsible for portfolio implementation, as well as producing multi-asset research and reports to support the asset allocation process. He also assists in identifying strategic and tactical investment opportunities.

JPMorgan Equity Index Fund

Effective November 1, 2014, the portfolio manager information for JPMorgan Equity Index Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” and the paragraph for the Fund in the section titled “The Funds’ Management and Administration — The Portfolio Managers” will be deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Loeffler	2004	Executive Director
Nicholas W. D’Eramo	2014	Vice President

The Portfolio Managers

JPMorgan Equity Index Fund

The Fund is managed by Michael Loeffler, Executive Director of JPMIM and a CFA charterholder, and Nicholas D’Eramo, Vice President of JPMIM. Mr. Loeffler is a portfolio manager on the Fund and oversees the day-to-day management of the Fund, a position he has held since 2004. Mr. Loeffler has been employed by JPMIM or predecessor firms since 1999. Mr. D’Eramo is a portfolio manager on the Fund and assists in the day-to-day management of the Fund, a position that he has held since November 1, 2014. An employee of JPMIM or one of its predecessors since 1999, he has also been responsible for trading strategies and trade implementation, as well as performance and process analytics, for the Columbus Investment Team.

J.P. Morgan Investor Funds

Effective November 1, 2014, the portfolio manager information for the J.P. Morgan Investor Funds in the section titled “Management” in the Fund’s “Risk/Return Summary” and the first paragraph in the section titled “Management of the Funds — The Fund Managers” will be deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Ove Fladberg	2010	Executive Director
Michael Loeffler	2005	Executive Director
James Sexton	2014	Managing Director
Nicholas W. D’Eramo	2014	Vice President

The Fund Managers

The Adviser’s Columbus Investment Team has been responsible since August 2001 for the day-to-day management of the Funds within an overall allocation structure approved by the Adviser’s asset allocation committee. The Columbus Investment Team is comprised of Ove Fladberg, Executive Director, Michael Loeffler, Executive Director

and CFA charterholder, James Sexton, Managing Director and CFA charterholder, Nicholas D’Eramo, Vice President, and other quantitative and research analysts. The team is led by Mr. Fladberg. Mr. Fladberg determines which of the underlying funds should be used as investments and formulates the allocation strategy for each of the Funds. In addition to his role as leader of the Columbus Investment Team, Mr. Fladberg works on asset allocation optimization, portfolio analytics and asset allocation research for certain funds that track various asset allocation models. He has also been a member of the Asset Allocation Committee since February 2007. Mr. Fladberg joined the portfolio management team for the Funds in November 2010 and has been an employee of JPMIM or a predecessor firm since 2003. Mr. Loeffler has been responsible for the implementation of the allocation strategy for the Funds since February 2005. An employee of JPMIM or a predecessor firm since 1999, Mr. Loeffler manages index products including the JPMorgan Equity Index Fund and is responsible for cash management, trading strategies, trade implementation and corporate action analysis. Mr. Sexton focuses on research and risk management for the Funds; previously he acted as a fixed income liaison to the Columbus Investment Team with respect to asset allocation strategies. An employee of JPMIM or a predecessor firm since 1980, Mr. Sexton is a member of the Asset Allocation Committee and joined the Columbus Investment Team in April 2013. Mr. D’Eramo is responsible for portfolio implementation, as well as producing multi-asset research and reports to support the asset allocation process. An employee of JPMIM or one of its predecessors since 1999, Mr. D’Eramo manages the JPMorgan Equity Index Fund and assists with identifying strategic and tactical investment opportunities for the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE